THE ADVISORS’ INNER CIRCLE FUND

McKee International Equity Portfolio

(the “Fund”)

Supplement dated September 24, 2021 to

the Fund’s Statement of Additional Information, dated March 1, 2021 (the “SAI”),

as supplemented on August 12, 2021

This supplement provides new and additional information beyond that contained in the

Fund’s SAI and should be read in conjunction with the Fund’s SAI.

Effective September 30, 2021, Michael J. Donnelly will resign from the Fund’s portfolio management team and Shawna Aufman will be added to the Fund’s portfolio management team. Accordingly, effective as of September 30, 2021, the Fund’s SAI is hereby amended and supplemented as follows:

1.	In the section of the SAI titled “Portfolio Manager,” the table under the subsection titled “Fund Shares Owned by the Portfolio Manager” is amended and restated, and replaced in its entirety, by the following table:

Name	Dollar Range of Fund Shares Owned [1]
Michael P. Donnelly	None
Bradly A. Thompson	None
Paul Frank	None
Shawna Aufman	None
Clayton Wilkin	None

[1]	Valuation date is as of July 31, 2021.

2.	In the section of the SAI titled “Portfolio Manager,” the table under the “Other Accounts” subsection is amended and restated, and replaced in its entirety, by the following table:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets[2] (in Millions)	Number of Accounts	Total Assets[2] (in Millions)	Number of Accounts	Total Assets[2] (in Millions)
Michael P. Donnelly	5	$815.5	2	$300	291	$7,205
Bradly A. Thompson	5	$815.5	2	$300	291	$7,205
Paul Frank	5	$815.5	2	$300	291	$7,205
Shawna Aufman	5	$815.5	2	$300	291	$7,205
Clayton Wilkin	5	$815.5	2	$300	291	$7,205

[2]	Valuation date is as of July 31, 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CSM-SK-010-0100